                                                                   EXHIBIT 99.34

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                OCTOBER 21, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                SCENARIO                        1                2                3                4
----------------------------------------   ------------  ---------------  ---------------  ---------------  ---------------
                                   SPEED                   100% pricing    100% pricing     100% pricing      100% pricing
                                   RATES                     Forward          Forward          Forward          Forward
                                TRIGGERS                       Fail            Fail             Fail              Fail
                            CLEANUP CALL                   To Maturity      To Maturity      To Maturity      To Maturity
                     DEFAULT P&I ADVANCE                   100% Advance    100% Advance     100% Advance      100% Advance
                        DEFAULT SEVERITY                       35%              45%              55%              60%
                    DEFAULT RECOVERY LAG                     0 months        0 months         0 months          0 months
                         DEFAULT BALANCE                 Current Balance  Current Balance  Current Balance  Current Balance
                         CPR = CDR + CRR   Capped at
                               CPR = CRR   prepay
                                           PSA standard     CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
----------------------------------------   ------------  ---------------  ---------------  ---------------  ---------------
                     INITIAL
            RATINGS    BOND     SUB-
CLASS         M/S      SIZE  ORDINATION
----------------------------------------   ------------  ---------------  ---------------  ---------------  ---------------
A          AAA/AAA    81.50     18.50      CDR
                                           CummLosses
M1         AA1/[AA+]   2.90     15.60      CDR
                                           CummLosses
M2         AA2/[AA+]   2.65     12.95      CDR
                                           CummLosses
M3         AA3/[AA]    1.70     11.25      CDR
                                           CummLosses
M4         A1/[AA]     1.50      9.75      CDR                21.648           16.015           12.694           11.495
                                           CummLosses          15.23%           15.90%           16.35%           16.52%
M5         A2/[AA]     1.40      8.35      CDR                19.157           14.295           11.388           10.336
                                           CummLosses          14.03%           14.63%           15.03%           15.19%
M6         A3/[AA-]    1.35      7.00      CDR                16.880           12.697           10.162            9.240
                                           CummLosses          12.84%           13.38%           13.73%           13.87%
B1         BAA1/[AA-]  1.15      5.85      CDR                15.017           11.373            9.139            8.320
                                           CummLosses          11.80%           12.28%           12.60%           12.73%
B2         BAA2/[A+]   1.00      4.85      CDR                13.470           10.251            8.269            7.542
                                           CummLosses          10.88%           11.32%           11.61%           11.72%
B3         BAA3/[A-]   1.00      3.85      CDR                12.010            9.195            7.447            6.799
                                           CummLosses           9.97%           10.36%           10.63%           10.74%
B4         NR/[BBB+]   1.00      2.85      CDR                10.704            8.246            6.708            6.135
                                           CummLosses           9.11%            9.48%            9.73%            9.83%
B5         NR/[BBB]    1.00      1.85      CDR
                                           CummLosses
                          -      1.85      CDR
                                           CummLosses
OC                     1.85         -                              -                -                -                -
-------------------------------------      ------------  -----------      -----------      -----------      -----------
                              SCENARIO               5                6                 7
--------------------------------------        ---------------  ---------------   ---------------
                                 SPEED         100% pricing     100% pricing      100% pricing
                                 RATES          Forward+200        Forward         Forward+200
                              TRIGGERS             Fail             Fail              Fail
                          CLEANUP CALL          To Maturity      To Maturity       To Maturity
                   DEFAULT P&I ADVANCE         100% Advance     100% Advance      100% Advance
                      DEFAULT SEVERITY              60%              60%                 60%
                  DEFAULT RECOVERY LAG           0 months         6 months           6 months
                       DEFAULT BALANCE        Current Balance  Current Balance   Current Balance
                       CPR = CDR + CRR
                             CPR = CRR           CPR = CRR        CPR = CRR         CPR = CRR
--------------------------------------        ---------------  ---------------   ---------------
                  INITIAL
         RATINGS    BOND      SUB-
CLASS      M/S      SIZE   ORDINATION
--------------------------------------        ---------------  ---------------   ---------------
A       AAA/AAA    81.50     18.50

M1      AA1/[AA+]   2.90     15.60

M2      AA2/[AA+]   2.65     12.95

M3      AA3/[AA]    1.70     11.25

M4      A1/[AA]     1.50      9.75                  8.411            10.440            7.806
                                                    12.85%            15.31%           12.07%
M5      A2/[AA]     1.40      8.35                  7.342             9.297            6.752
                                                    11.47%            13.94%           10.67%
M6      A3/[AA-]    1.35      7.00                  6.342             8.221            5.777
                                                    10.12%            12.60%            9.33%
B1      BAA1/[AA-]  1.15      5.85                  5.498             7.320            4.971
                                                     8.93%            11.43%            8.17%
B2      BAA2/[A+]   1.00      4.85                  4.785             6.561            4.295
                                                     7.90%            10.41%            7.16%
B3      BAA3/[A-]   1.00      3.85                  4.102             5.838            3.642
                                                     6.87%             9.41%            6.17%
B4      NR/[BBB+]   1.00      2.85                  3.461             5.207            3.029
                                                     5.89%             8.51%            5.20%
B5      NR/[BBB]    1.00      1.85
                       -      1.85
OC                  1.85         -                      -                 -                -
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